UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07916

ALLIANCEBERNSTEIN EQUITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Equity Income Fund

May 31, 2012

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 17, 2012

Semi-Annual Report

This report provides management’s discussion of the performance for AllianceBernstein Equity Income Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is current income and long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that AllianceBernstein L.P. (the “Adviser”) determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets. The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the S&P 500 Index, for the six- and 12-month periods ended May 31, 2012.

For the six-month period, the Fund gained in absolute terms but underperformed its benchmark, before sales charges; sector selection drove this lag, while positive security selection partially offset the deficit. Sector overweights to energy and underweights to information technology, along with negative security selection in the healthcare sector, dragged most heavily on performance. Security selection in the energy and materials sectors, as well as an overweight in the telecommunications sector, were the largest contributors for the period.

For the 12-month period, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. Security selection in the consumer discretionary sector was the main detractor from relative performance, while an underweight to the information technology sector and stock selection in the healthcare sector also detracted. Positive sector selection slightly offset the underperformance, with consumer discretionary, materials and industrials holdings contributing.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	1

The Fund did not utilize leverage or derivatives during the six- or 12-month periods ended May 31, 2012.

Market Review and Investment Strategy

Global equity markets advanced during the first quarter of 2012. Despite concerns over China’s near-term growth, European Central Bank’s announcement of the long-term refinancing operation, and favorable macroeconomic data out of the U.S., investment momentum increased in riskier cyclical equities. In April, however, concerns about Spain’s credit downgrade put it at the forefront of the European debt crisis—together with inconclusive elections in Greece, investor anxiety flared, and equities sold off. In May, U.S. equity markets suffered their worst monthly performance since last September as mounting global economic woes eroded investor confidence. In contrast, the U.S. reporting season showed earnings that were in line with market expectations. Leading indicators suggested that a rebound in the housing market was underway. However, disappointing unemployment and consumer confidence data, combined with negative revisions of economic growth from January through March, led to anxiety that the U.S. recovery was losing momentum.

In the U.S. Equity Income Senior Investment Management Team’s (the “Team’s”) view, U.S. equities remain attractively-valued versus their own history, and are even more compelling versus the fixed-income alternatives. The Fund retains a procyclical tilt, as the Team took advantage of the indiscriminate selloff among economically-sensitive stocks to add to energy, technology and consumer names where its research insights give it a high degree of conviction. The Team continues to emphasize companies with resilient characteristics—namely, strong profitability and healthy balance sheets.

2	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Equity Income Fund†
Class A	5.44%	-2.92%

Class B*	5.06%	-3.64%

Class C	5.06%	-3.61%

Advisor Class**	5.60%	-2.63%

Class R**	5.25%	-3.17%

Class K**	5.45%	-2.92%

Class I**	5.59%	-2.62%

Standard & Poor’s 500 Index	6.23%	-0.41%

†      Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2012 by 0.01% and 0.02%, respectively.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-2.92%	-7.04%
5 Years	0.60%	-0.26%
10 Years	8.52%	8.05%

Class B Shares
1 Year	-3.64%	-7.39%
5 Years	-0.15%	-0.15%
10 Years(a)	7.89%	7.89%

Class C Shares
1 Year	-3.61%	-4.55%
5 Years	-0.12%	-0.12%
10 Years	7.75%	7.75%

Advisor Class Shares†
1 Year	-2.63%	-2.63%
5 Years	0.90%	0.90%
10 Years	8.85%	8.85%

Class R Shares†
1 Year	-3.17%	-3.17%
5 Years	0.36%	0.36%
Since Inception*	6.81%	6.81%

Class K Shares†
1 Year	-2.92%	-2.92%
5 Years	0.66%	0.66%
Since Inception*	7.13%	7.13%

Class I Shares†
1 Year	-2.62%	-2.62%
5 Years	0.96%	0.96%
Since Inception*	7.44%	7.44%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 1.99%, 1.94%, 0.91%, 1.54%, 1.24% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25%, 1.95%, 1.95%, 0.95%, 1.45%, 1.20% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through March 1, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-0.88%
5 Years	1.34%
10 Years	9.04%

Class B Shares
1 Year	-1.19%
5 Years	1.46%
10 Years(a)	8.86%

Class C Shares
1 Year	1.82%
5 Years	1.49%
10 Years	8.72%

Advisor Class Shares†
1 Year	3.85%
5 Years	2.53%
10 Years	9.83%

Class R Shares†
1 Year	3.19%
5 Years	1.97%
Since Inception*	7.41%

Class K Shares†
1 Year	3.52%
5 Years	2.28%
Since Inception*	7.74%

Class I Shares†
1 Year	3.83%
5 Years	2.58%
Since Inception*	8.05%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.40	$5.55	1.08%
Hypothetical**	$1,000	$1,019.60	$5.45	1.08%
Class B
Actual	$1,000	$1,050.60	$9.38	1.83%
Hypothetical**	$1,000	$1,015.85	$9.22	1.83%
Class C
Actual	$1,000	$1,050.60	$9.18	1.79%
Hypothetical**	$1,000	$1,016.05	$9.02	1.79%
Advisor Class
Actual	$1,000	$1,056.00	$4.01	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class R
Actual	$1,000	$1,052.50	$7.34	1.43%
Hypothetical**	$1,000	$1,017.85	$7.21	1.43%
Class K
Actual	$1,000	$1,054.50	$5.75	1.12%
Hypothetical**	$1,000	$1,019.40	$5.65	1.12%
Class I
Actual	$1,000	$1,055.90	$4.11	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $456.2

TEN LARGEST HOLDINGS**

May 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$17,503,436	3.8%
General Electric Co.	15,064,492	3.3
Apple, Inc.	13,940,625	3.1
AT&T, Inc.	13,005,785	2.9
JPMorgan Chase & Co.	12,812,475	2.8
Exxon Mobil Corp.	12,035,108	2.6
Altria Group, Inc.	11,897,102	2.6
AstraZeneca PLC (Sponsored ADR)	10,894,536	2.4
CenturyLink, Inc.	10,816,484	2.4
Royal Dutch Shell PLC (ADR)	10,041,821	2.2
	$128,011,864	28.1%

*	All data are as of May 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Health Care – 14.4%
Health Care Providers & Services – 2.7%
Aetna, Inc.	16,600	$678,774
Health Net, Inc.(a)	29,840	764,501
UnitedHealth Group, Inc.	97,810	5,454,864
WellPoint, Inc.	79,460	5,354,809

		12,252,948

Pharmaceuticals – 11.7%
Abbott Laboratories	52,350	3,234,707
AstraZeneca PLC (Sponsored ADR)	269,600	10,894,536
GlaxoSmithKline PLC (Sponsored ADR)	84,740	3,737,881
Johnson & Johnson	157,460	9,830,228
Merck & Co., Inc.	176,690	6,640,010
Pfizer, Inc.	800,340	17,503,436
Roche Holding AG (Sponsored ADR)	44,760	1,753,249

		53,594,047

		65,846,995

Financials – 13.6%
Commercial Banks – 2.9%
BB&T Corp.	27,160	820,775
HSBC Holdings PLC (Sponsored ADR)(b)	105,370	4,162,115
US Bancorp	73,150	2,275,697
Wells Fargo & Co.	184,800	5,922,840

		13,181,427

Diversified Financial Services – 3.8%
Citigroup, Inc.	163,900	4,344,989
JPMorgan Chase & Co.	386,500	12,812,475

		17,157,464

Insurance – 0.3%
Allstate Corp. (The)	32,560	1,105,086
Chubb Corp. (The)	5,400	389,178

		1,494,264

Real Estate Investment Trusts (REITs) – 5.4%
Digital Realty Trust, Inc.(b)	30,730	2,174,762
Duke Realty Corp.	164,430	2,275,711
EastGroup Properties, Inc.	46,160	2,288,151
Glimcher Realty Trust	225,660	2,076,072
Health Care REIT, Inc.	38,440	2,132,267
Home Properties, Inc.	36,390	2,181,217
Liberty Property Trust	65,710	2,278,166
Mid-America Apartment Communities, Inc.	34,500	2,324,955
Regency Centers Corp.	52,880	2,316,673
Simon Property Group, Inc.	16,010	2,361,795
Weingarten Realty Investors(b)	90,840	2,323,687

		24,733,456

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 1.2%
New York Community Bancorp, Inc.(b)	432,740	$5,344,339

		61,910,950

Information Technology – 13.3%
Communications Equipment – 0.8%
Cisco Systems, Inc.	193,880	3,166,060
Motorola Solutions, Inc.	9,670	464,934

		3,630,994

Computers & Peripherals – 4.9%
Apple, Inc.(a)	24,130	13,940,625
Hewlett-Packard Co.	374,890	8,502,505

		22,443,130

Electronic Equipment, Instruments & Components – 0.2%
TE Connectivity Ltd.	24,510	770,104

IT Services – 1.6%
Accenture PLC	16,500	942,150
International Business Machines Corp.	20,990	4,048,971
Visa, Inc. – Class A	19,080	2,198,016

		7,189,137

Semiconductors & Semiconductor Equipment – 3.7%
Applied Materials, Inc.	581,400	6,005,862
Intel Corp.	349,420	9,029,013
Micron Technology, Inc.(a)	319,540	1,866,113

		16,900,988

Software – 2.1%
Microsoft Corp.	331,910	9,688,453

		60,622,806

Consumer Staples – 12.8%
Food & Staples Retailing – 2.4%
CVS Caremark Corp.	40,620	1,825,463
Kroger Co. (The)	407,740	8,974,357

		10,799,820

Food Products – 1.3%
ConAgra Foods, Inc.	191,780	4,823,267
Tyson Foods, Inc. – Class A	67,820	1,313,674

		6,136,941

Household Products – 1.8%
Kimberly-Clark Corp.	60,830	4,826,860
Procter & Gamble Co. (The)	55,230	3,440,277

		8,267,137

Tobacco – 7.3%
Altria Group, Inc.	369,590	11,897,102
Lorillard, Inc.	73,200	9,047,520
Philip Morris International, Inc.	66,390	5,610,619

10	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Reynolds American, Inc.	157,400	$6,585,616

		33,140,857

		58,344,755

Energy – 12.5%
Energy Equipment & Services – 2.7%
Seadrill Ltd.(b)	201,900	6,751,536
Transocean Ltd./Switzerland	140,550	5,738,656

		12,490,192

Oil, Gas & Consumable Fuels – 9.8%
BP PLC	269,600	9,829,616
Chevron Corp.	44,850	4,409,204
Exxon Mobil Corp.	153,060	12,035,108
Marathon Oil Corp.	102,300	2,548,293
Marathon Petroleum Corp.	77,120	2,781,718
Royal Dutch Shell PLC (ADR)	161,496	10,041,821
Teekay Corp.	108,890	2,933,497

		44,579,257

		57,069,449

Consumer Discretionary – 11.1%
Auto Components – 0.7%
Lear Corp.	41,440	1,651,384
TRW Automotive Holdings Corp.(a)	34,330	1,324,108

		2,975,492

Automobiles – 1.0%
Ford Motor Co.	226,520	2,392,051
General Motors Co.(a)	101,030	2,242,866

		4,634,917

Hotels, Restaurants & Leisure – 0.6%
McDonald’s Corp.	19,570	1,748,384
MGM Resorts International(a)	88,260	955,856

		2,704,240

Household Durables – 1.5%
Garmin Ltd.(b)	103,820	4,460,107
Newell Rubbermaid, Inc.	125,960	2,317,664

		6,777,771

Media – 5.2%
CBS Corp.	85,430	2,726,926
DIRECTV(a)	26,600	1,182,370
Gannett Co., Inc.	404,280	5,279,897
McGraw-Hill Cos., Inc. (The)	66,920	2,902,989
Time Warner Cable, Inc.	86,070	6,489,678
Viacom, Inc.	108,562	5,181,664

		23,763,524

Multiline Retail – 0.7%
Macy’s, Inc.	84,370	3,210,278

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.1%
GameStop Corp. – Class A(b)	54,710	$1,049,338
Home Depot, Inc. (The)	59,060	2,914,020
Lowe’s Cos., Inc.	41,830	1,117,698

		5,081,056

Textiles, Apparel & Luxury Goods – 0.3%
NIKE, Inc. – Class B	13,570	1,468,003

		50,615,281

Utilities – 7.6%
Electric Utilities – 3.7%
American Electric Power Co., Inc.	111,969	4,311,926
Edison International	99,720	4,483,411
Great Plains Energy, Inc.	159,190	3,171,065
NV Energy, Inc.	292,660	5,063,018

		17,029,420

Gas Utilities – 1.1%
Atmos Energy Corp.	100,140	3,318,640
UGI Corp.	60,130	1,724,528

		5,043,168

Multi-Utilities – 2.8%
CenterPoint Energy, Inc.	228,730	4,627,208
DTE Energy Co.	78,130	4,440,128
Public Service Enterprise Group, Inc.	16,660	519,625
Sempra Energy	49,780	3,236,198

		12,823,159

		34,895,747

Telecommunication Services – 5.8%
Diversified Telecommunication Services – 5.8%
AT&T, Inc.	380,620	13,005,785
CenturyLink, Inc.	275,790	10,816,484
Telefonica SA (Sponsored ADR)(b)	52,800	584,496
Verizon Communications, Inc.	53,140	2,212,750

		26,619,515

Industrials – 5.7%
Aerospace & Defense – 1.4%
General Dynamics Corp.	14,230	910,862
Northrop Grumman Corp.	81,400	4,782,250
Raytheon Co.	15,050	757,316

		6,450,428

Airlines – 0.3%
Delta Air Lines, Inc.(a)	98,800	1,195,480

Industrial Conglomerates – 4.0%
General Electric Co.	789,130	15,064,492
Tyco International Ltd.	58,840	3,127,934

		18,192,426

		25,838,334

12	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.9%
Chemicals – 1.7%
LyondellBasell Industries NV	146,530	$5,782,074
PPG Industries, Inc.	18,690	1,933,294

		7,715,368

Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc.	30,780	986,191

		8,701,559

Total Common Stocks (cost $436,113,249)		450,465,391

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(c) (cost $2,609,713)	2,609,713	2,609,713

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $438,722,962)		453,075,104

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 5.3%
Investment Companies – 5.3%
AllianceBernstein Exchange Reserves – Class I, 0.20%(c) (cost $24,160,153)	24,160,153	24,160,153

Total Investments – 104.6% (cost $462,883,115)		477,235,257
Other assets less liabilities – (4.6)%		(21,058,854)

Net Assets – 100.0%		$456,176,403

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2012 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $436,113,249)	$450,465,391	(a)
Affiliated issuers (cost $26,769,866—including investment of cash collateral for securities loaned of $24,160,153)	26,769,866
Foreign currencies, at value (cost $7,841)	7,321
Dividends and interest receivable	1,989,213
Receivable for capital stock sold	1,913,442
Receivable for investment securities sold	966,049

Total assets	482,111,282

Liabilities
Payable for collateral received on securities loaned	24,160,153
Payable for capital stock redeemed	1,347,850
Advisory fee payable	215,255
Distribution fee payable	126,463
Transfer Agent fee payable	36,635
Administrative fee payable	12,795
Accrued expenses	35,728

Total liabilities	25,934,879

Net Assets	$456,176,403

Composition of Net Assets
Capital stock, at par	$20,705
Additional paid-in capital	431,899,126
Undistributed net investment income	1,903,300
Accumulated net realized gain on investment and foreign currency transactions	8,004,798
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	14,348,474

	$456,176,403

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$233,943,190	10,621,232	$22.03	*

B	$11,364,552	522,390	$21.75

C	$59,952,639	2,747,576	$21.82

Advisor	$132,762,427	5,987,566	$22.17

R	$9,331,651	425,203	$21.95

K	$4,338,004	197,038	$22.02

I	$4,483,940	203,754	$22.01

(a)	Includes securities on loan with a value of $23,419,778 (see Note E).

*	The maximum offering price per share for Class A shares was $23.01 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $32,529)	$7,736,271
Affiliated issuers	12,694
Securities lending income	33,243	$7,782,208

Expenses
Advisory fee (see Note B)	1,158,263
Distribution fee—Class A	334,251
Distribution fee—Class B	61,511
Distribution fee—Class C	280,166
Distribution fee—Class R	19,786
Distribution fee—Class K	5,045
Transfer agency—Class A	128,573
Transfer agency—Class B	10,163
Transfer agency—Class C	35,587
Transfer agency—Advisor Class	68,089
Transfer agency—Class R	10,289
Transfer agency—Class K	4,036
Transfer agency—Class I	366
Custodian	65,225
Registration fees	46,776
Administrative	35,887
Directors’ fees	27,348
Printing	23,662
Legal	20,873
Audit	20,078
Miscellaneous	7,589

Total expenses		2,363,563

Net investment income		5,418,645

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		8,548,245
Net change in unrealized appreciation/depreciation of:
Investments		3,062,955
Foreign currency denominated assets and liabilities		(1,703)

Net gain on investment and foreign currency transactions		11,609,497

Net Increase in Net Assets from Operations		$17,028,142

See notes to financial statements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011
Increase in Net Assets from Operations
Net investment income	$5,418,645	$4,486,016
Net realized gain on investment and foreign currency transactions	8,548,245	6,194,623
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,061,252	769,501

Net increase in net assets from operations	17,028,142	11,450,140
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,659,527)	(2,464,240)
Class B	(106,165)	(115,882)
Class C	(503,590)	(362,943)
Advisor Class	(1,467,065)	(529,442)
Class R	(78,742)	(57,238)
Class K	(46,699)	(38,992)
Class I	(965)	(5,811)
Net realized gain on investment transactions
Class A	(2,398,878)	– 0	–
Class B	(146,910)	– 0	–
Class C	(601,598)	– 0	–
Advisor Class	(1,079,098)	– 0	–
Class R	(73,467)	– 0	–
Class K	(38,436)	– 0	–
Class I	(810)	– 0	–
Capital Stock Transactions
Net increase	99,703,892	170,698,057

Total increase	107,530,084	178,573,649
Net Assets
Beginning of period	348,646,319	170,072,670

End of period (including undistributed net investment income of $1,903,300 and $1,347,408, respectively)	$456,176,403	$348,646,319

See notes to financial statements.

16	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Equity Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	17

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

18	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Health Care	$64,093,746		$1,753,249		$	– 0	–	$65,846,995
Financials	61,910,950		– 0	–		– 0	–	61,910,950
Information Technology	60,622,806		– 0	–		– 0	–	60,622,806
Consumer Staples	58,344,755		– 0	–		– 0	–	58,344,755
Energy	57,069,449		– 0	–		– 0	–	57,069,449
Consumer Discretionary	50,615,281		– 0	–		– 0	–	50,615,281
Utilities	34,895,747		– 0	–		– 0	–	34,895,747
Telecommunication Services	26,619,515		– 0	–		– 0	–	26,619,515
Industrials	25,838,334		– 0	–		– 0	–	25,838,334
Materials	8,701,559		– 0	–		– 0	–	8,701,559
Short-Term Investments	2,609,713		– 0	–		– 0	–	2,609,713
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	24,160,153		– 0	–		– 0	–	24,160,153

Total Investments in Securities	475,482,008		1,753,249			– 0	–	477,235,257
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$475,482,008		$1,753,249		$	– 0	–	$477,235,257

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	19

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

20	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. Effective September 1, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20% and .95% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will extend through March 1, 2013 and then may be extended by the Adviser for additional one year terms. For the six months ended May 31, 2012, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2012, such fee amounted to $35,887.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $98,938 for the six months ended May 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	21

Notes to Financial Statements

advised the Fund that it has retained front-end sales charges of $29,448 from the sale of Class A shares and received $1,021, $3,165 and $5,780 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 4,011	$114,253	$115,654	$2,610	$4

Brokerage commissions paid on investment transactions for the six months ended May 31, 2012 amounted to $214,095, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,960,955, $2,415,077, $113,043 and $121,254 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond

22	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$179,004,788		$83,596,056
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$33,572,201
Gross unrealized depreciation	(19,220,059)

Net unrealized appreciation	$14,352,142

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	23

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2012, the Fund had securities on loan with a value of $23,419,778 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $24,160,153. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $33,243 and $9,096 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 1,729	$116,704	$94,273	$24,160	$9

24	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class A
Shares sold	2,553,597	5,342,600	$57,615,498	$116,716,463

Shares issued in reinvestment of dividends and distributions	198,118	96,061	4,354,621	2,062,395

Shares converted from Class B	59,250	150,171	1,351,348	3,306,577

Shares redeemed	(1,223,928)	(2,143,778)	(27,569,199)	(46,392,209)

Net increase	1,587,037	3,445,054	$35,752,268	$75,693,226

Class B
Shares sold	80,691	146,560	$1,792,427	$3,190,562

Shares issued in reinvestment of dividends and distributions	10,477	4,603	226,644	97,722

Shares converted to Class A	(59,939)	(151,975)	(1,351,348)	(3,306,577)

Shares redeemed	(69,185)	(148,976)	(1,539,162)	(3,197,768)

Net decrease	(37,956)	(149,788)	$(871,439)	$(3,216,061)

Class C
Shares sold	694,618	1,191,863	$15,555,448	$25,884,476

Shares issued in reinvestment of dividends and distributions	44,786	14,306	974,710	304,214

Shares redeemed	(229,251)	(421,846)	(5,115,941)	(9,069,179)

Net increase	510,153	784,323	$11,414,217	$17,119,511

Advisor Class
Shares sold	2,747,761	4,507,628	$62,275,110	$96,767,788

Shares issued in reinvestment of dividends and distributions	92,125	19,130	2,035,457	411,352

Shares redeemed	(886,025)	(814,304)	(20,082,419)	(16,942,237)

Net increase	1,953,861	3,712,454	$44,228,148	$80,236,903

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class R
Shares sold	175,046	181,300	$3,975,435	$3,890,122

Shares issued in reinvestment of dividends and distributions	6,927	2,684	152,207	57,237

Shares redeemed	(43,706)	(49,985)	(972,523)	(1,082,058)

Net increase	138,267	133,999	$3,155,119	$2,865,301

Class K
Shares sold	144,349	139,591	$3,236,605	$3,023,495

Shares issued in reinvestment of dividends and distributions	3,864	1,817	85,134	38,796

Shares redeemed	(83,721)	(195,344)	(1,893,404)	(4,278,416)

Net increase (decrease)	64,492	(53,936)	$1,428,335	$(1,216,125)

Class I
Shares sold	202,347	1,893	$4,634,310	$40,578

Shares issued in reinvestment of dividends and distributions	81	269	1,776	5,738

Shares redeemed	(1,736)	(38,741)	(38,842)	(831,014)

Net increase (decrease)	200,692	(36,579)	$4,597,244	$(784,698)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are

26	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$3,574,548	$5,135,660

Total taxable distributions	3,574,548	5,135,660

Total distributions paid	$3,574,548	$5,135,660

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	27

Notes to Financial Statements

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,441,432
Undistributed capital gain	2,178,132	(a)
Unrealized appreciation/(depreciation)	10,810,815	(b)

Total accumulated earnings/(deficit)	$16,430,379

(a)	During the fiscal year, the Fund utilized capital loss carryforwards of $2,388,245.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily due to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

28	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 21.41	$ 20.17	$ 17.90	$ 16.68	$ 25.72	$ 21.39

Income From Investment Operations
Net investment income(a)	.29	.40	.59	(b)	.62	.52	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87	1.19	2.32	1.15	(9.04)	4.28
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.16	1.59	2.91	1.77	(8.52)	4.79

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.35)	(.64)	(.55)	(.52)	(.46)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.54)	(.35)	(.64)	(.55)	(.52)	(.46)

Net asset value, end of period	$ 22.03	$ 21.41	$ 20.17	$ 17.90	$ 16.68	$ 25.72

Total Return
Total investment return based on net asset value(d)	5.44	%*	7.88	%*	16.57	%*	10.91	%*	(33.67	)%*	22.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233,943	$193,393	$112,730	$100,984	$92,874	$144,950
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%(e)	1.23%	1.39	%(f)	1.43%	1.25%	1.20	%(g)
Expenses, before waivers/reimbursements	1.08	%(e)	1.23%	1.45	%(f)	1.43%	1.25%	1.20	%(g)
Net investment income	2.60	%(e)	1.84%	3.15	%(b)(f)	3.78%	2.26%	2.18%
Portfolio turnover rate	20%	57%	138%	54%	41%	34%

See footnote summary on page 37.

30	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 21.14	$ 19.91	$ 17.68	$ 16.47	$ 25.39	$ 21.13

Income From Investment Operations
Net investment income(a)	.21	.22	(b)	.43	(b)	.48	.33	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	1.19	2.30	1.14	(8.91)	4.24
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.07	1.41	2.73	1.62	(8.58)	4.56

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.18)	(.50)	(.41)	(.34)	(.30)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.18)	(.50)	(.41)	(.34)	(.30)

Net asset value, end of period	$ 21.75	$ 21.14	$ 19.91	$ 17.68	$ 16.47	$ 25.39

Total Return
Total investment return based on net asset value(d)	5.06	%*	7.08	%*	15.68	%*	10.09	%*	(34.16	)%*	21.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,364	$11,848	$14,138	$21,048	$40,429	$91,375
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83	%(e)	1.95%	2.14	%(f)	2.21%	2.00%	1.94	%(g)
Expenses, before waivers/reimbursements	1.83	%(e)	1.99%	2.20	%(f)	2.21%	2.00%	1.94	%(g)
Net investment income	1.83	%(e)	1.02	%(b)	2.37	%(b)(f)	3.00%	1.47%	1.38%
Portfolio turnover rate	20%	57%	138%	54%	41%	34%

See footnote summary on page 37.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 21.22	$ 20.00	$ 17.75	$ 16.52	$ 25.46	$ 21.19

Income From Investment Operations
Net investment income(a)	.21	.24	.45	(b)	.50	.35	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	1.18	2.30	1.14	(8.95)	4.24
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.07	1.42	2.75	1.64	(8.60)	4.57

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.20)	(.50)	(.41)	(.34)	(.30)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.20)	(.50)	(.41)	(.34)	(.30)

Net asset value, end of period	$ 21.82	$ 21.22	$ 20.00	$ 17.75	$ 16.52	$ 25.46

Total Return
Total investment return based on net asset value(d)	5.06	%*	7.10	%*	15.73	%*	10.18	%*	(34.14	)%*	21.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,953	$47,476	$29,056	$29,191	$32,717	$53,361
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79	%(e)	1.94%	2.11	%(f)	2.16%	1.97%	1.92	%(g)
Expenses, before waivers/reimbursements	1.79	%(e)	1.94%	2.17	%(f)	2.16%	1.97%	1.92	%(g)
Net investment income	1.89	%(e)	1.12%	2.44	%(b)(f)	3.06%	1.56%	1.43%
Portfolio turnover rate	20%	57%	138%	54%	41%	34%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 21.54	$ 20.29	$ 18.01	$ 16.77	$ 25.86	$ 21.51

Income From Investment Operations
Net investment income(a)	.33	.52	.66	(b)	.67	.60	.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87	1.14	2.31	1.17	(9.10)	4.28
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.20	1.66	2.97	1.84	(8.50)	4.88

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.41)	(.69)	(.60)	(.59)	(.53)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.41)	(.69)	(.60)	(.59)	(.53)

Net asset value, end of period	$ 22.17	$ 21.54	$ 20.29	$ 18.01	$ 16.77	$ 25.86

Total Return
Total investment return based on net asset value(d)	5.60	%*	8.19	%*	16.86	%*	11.30	%*	(33.48	)%*	22.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$132,762	$86,905	$6,518	$5,370	$5,716	$6,897
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(e)	.91%	1.08	%(f)	1.14%	.96%	.90	%(g)
Expenses, before waivers/reimbursements	.78	%(e)	.91%	1.15	%(f)	1.14%	.96%	.90	%(g)
Net investment income	2.92	%(e)	2.49%	3.51	%(b)(f)	4.06%	2.61%	2.51%
Portfolio turnover rate	20%	57%	138%	54%	41%	34%

See footnote summary on page 37.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 21.34	$ 20.10	$ 17.84	$ 16.64	$ 25.65	$ 21.37

Income From Investment Operations
Net investment income(a)	.26	.36	(b)	.56	(b)	.60	.47	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	1.18	2.30	1.13	(9.03)	4.23
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.12	1.54	2.86	1.73	(8.56)	4.72

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.30)	(.60)	(.53)	(.45)	(.44)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)	(.30)	(.60)	(.53)	(.45)	(.44)

Net asset value, end of period	$ 21.95	$ 21.34	$ 20.10	$ 17.84	$ 16.64	$ 25.65

Total Return
Total investment return based on net asset value(d)	5.25	%*	7.65	%*	16.34	%*	10.71	%*	(33.83	)%*	22.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,332	$6,122	$3,074	$1,342	$692	$526
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.43	%(e)	1.45%	1.61	%(f)	1.61%	1.52%	1.48	%(g)
Expenses, before waivers/reimbursements	1.43	%(e)	1.54%	1.67	%(f)	1.61%	1.52%	1.48	%(g)
Net investment income	2.30	%(e)	1.66	%(b)	2.99	%(b)(f)	3.62%	2.14%	2.02%
Portfolio turnover rate	20%	57%	138%	54%	41%	34%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 21.40	$ 20.15	$ 17.89	$ 16.67	$ 25.70	$ 21.40

Income From Investment Operations
Net investment income(a)	.31	.35	(b)	.51	(b)	.64	.56	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	1.24	2.41	1.15	(9.06)	4.25
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.16	1.59	2.92	1.79	(8.50)	4.79

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.34)	(.66)	(.57)	(.53)	(.49)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.54)	(.34)	(.66)	(.57)	(.53)	(.49)

Net asset value, end of period	$ 22.02	$ 21.40	$ 20.15	$ 17.89	$ 16.67	$ 25.70

Total Return
Total investment return based on net asset value(d)	5.45	%*	7.89	%*	16.65	%*	11.08	%*	(33.63	)%*	22.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,338	$2,837	$3,758	$1,503	$1,360	$1,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%(e)	1.20%	1.29	%(f)	1.31%	1.24%	1.17	%(g)
Expenses, before waivers/reimbursements	1.12	%(e)	1.24%	1.36	%(f)	1.31%	1.24%	1.17	%(g)
Net investment income	2.67	%(e)	1.77	%(b)	2.74	%(b)(f)	3.90%	2.42%	2.27%
Portfolio turnover rate	20%	57%	138%	54%	41%	34%

See footnote summary on page 37.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 21.39	$ 20.16	$ 17.89	$ 16.67	$ 25.70	$ 21.38

Income From Investment Operations
Net investment income(a)	.51	.31	.64	(b)	.70	.64	.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	1.34	2.34	1.14	(9.07)	4.25
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.19	1.65	2.98	1.84	(8.43)	4.87

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.42)	(.71)	(.62)	(.60)	(.55)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.42)	(.71)	(.62)	(.60)	(.55)

Net asset value, end of period	$ 22.01	$ 21.39	$ 20.16	$ 17.89	$ 16.67	$ 25.70

Total Return
Total investment return based on net asset value(d)	5.59	%*	8.17	%*	17.04	%*	11.45	%*	(33.42	)%*	23.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,484	$65	$799	$767	$1,013	$139
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.92%	1.01	%(f)	.99%	.95%	.85	%(g)
Expenses, before waivers/reimbursements	.80	%(e)	.92%	1.03	%(f)	.99%	.95%	.85	%(g)
Net investment income	5.39	%(e)	1.80%	3.48	%(b)(f)	4.25%	2.92%	2.57%
Portfolio turnover rate.	20%	57%	138%	54%	41%	34%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended November 30, 2007
Class A	1.19%
Class B	1.93%
Class C	1.91%
Advisor Class	.89%
Class R	1.47%
Class K	1.16%
Class I	.84%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2012 and years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.01%, 0.28%, 0.27%, 1.01% and 0.05%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	37

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Christopher W. Marx(2), Vice President Joseph G. Paul(2), Vice President	Greg L. Powell(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Equity Income Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Equity Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	39

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

40	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index and the S&P 500 Utilities Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the indices) the since inception period (October 1993 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the S&P 500 Index in the 1- and 3-year periods and outperformed that index in all other periods. It lagged the S&P Utilities Index in the 1-year period and outperformed that index in all other periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Equity Income Funds Average but lagged the S&P 500 Index. The directors also noted that at their June 2010 meeting they had approved, effective September 2010, modifications to the Fund’s investment strategy and policies, including a new benchmark, the S&P 500 Index, and a name change to AllianceBernstein Equity Income Fund from AllianceBernstein Utility Income Fund. As a result, the directors gave less weight to the Fund’s investment performance prior to September 2010. Based on their review, the directors concluded that the Fund’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	41

directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Fund’s starting fee rate, but had more breakpoints starting at lower asset levels than the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently

42	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

lower than the cap), was the same as the Expense Group median and higher than the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	43

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Equity Income Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	Effective September 1, 2010, the Fund changed its name from AllianceBernstein Utility Income Fund, Inc. to AllianceBernstein Equity Income Fund, Inc., eliminated its policy to invest at least 80% of its assets in companies in the utilities industry, and adopted its current investment strategy. In connection with the change in investment strategy, the Fund’s portfolio management team was changed.

44	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee[6]	Net Assets 3/31/12 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$463.3	Equity Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $69,289 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ written notice. Certain share classes of the Fund were operating below their expense caps for the most recently completed fiscal year. Accordingly, the expense limitation undertakings

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	45

for those share classes were of no effect. Also, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Equity Income Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.95 1.25 1.95 1.95 1.45 1.20 0.95	% % % % % % %	0.91 1.23 1.99 1.94 1.54 1.24 0.92	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

46	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:8

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Equity Income Fund, Inc.	$463.3	Equity Income 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.312%	0.550%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	47

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Equity Income Fund, Inc.	0.550	0.700	2/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Equity Income Fund, Inc.	1.226	1.226	6/11	1.153	32/41

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s

12	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Most recently completed fiscal year end Class A total expense ratio.

48	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $55,998, $1,049,938 and $30,981 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $182,865 in fees from the Fund.14

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	49

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

50	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	51

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 29, 2012.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.38	4.38	4.23	6/11	24/52
3 year	19.48	23.00	23.60	10/10	43/46
5 year	3.60	3.37	2.09	3/9	6/42
10 year	8.84	5.24	5.30	1/5	1/26

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 29, 2012 Annualized Performance
						Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Equity Income Fund, Inc.[25]	4.38	19.48	3.60	8.84	8.71	13.91	0.54	10
S&P 500 Index	5.12	25.56	1.58	4.17	8.02	15.92	0.22	10
S&P 500 Utility Index	13.57	16.43	2.10	6.97	6.16	N/A	N/A	N/A
Inception Date: October 18, 1993

19	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns of the Fund were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

25	The Fund’s Lipper classification changed in 2010 from Utility Funds to Equity Income Funds as a result of changes to the Fund’s strategy.

52	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

NOTES

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

NOTES

ALLIANCEBERNSTEIN EQUITY INCOME FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN EQUITY INCOME FUND

ALLIANCEBERNSTEIN EQUITY INCOME FUND

(formerly Utility Income Fund)

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EI-0152-0512

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Equity Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 23, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 23, 2012